Supplement to the currently effective SUMMARY PROSPECTUSES OF EACH OF THE LISTED FUNDS

Deutsche Small Cap Value Fund

Deutsche Small Mid Cap Value VIP

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The following information replaces the existing disclosure contained under the “Portfolio Manager(s)” sub-heading of the “MANAGEMENT” section of each fund’s summary prospectuses.

Richard Hanlon, CFA, Director. Portfolio Manager of the fund. Began managing the fund in 2016.

Mary Schafer, Director. Portfolio Manager of the fund. Began managing the fund in 2016.

Please Retain This Supplement for Future Reference

April 14, 2016

PROSTKR-619